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Exhibit 99.2

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                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                         Consolidated Statements of Financial Condition


(In thousands, except per share data)                               March 31, 2008     December 31, 2007*
                                                                  -------------------  --------------------
                                                                     (Unaudited)
                                     Assets
Cash and due from banks, noninterest-bearing                           $    13,354         $      9,883
Interest-bearing deposits in other banks                                     3,758                3,910
                                                                      -------------        -------------
               Total cash and cash equivalents                              17,112               13,793

Securities:
    Available for sale (amortized cost of $45,652 at
       March 31, 2008 and $40,868 at December 31, 2007)                     45,751               40,810
    Held to maturity (estimated market value of $4,519 at
       March 31, 2008 and $4,532 at December 31, 2007)                       4,449                4,512
FHLB stock                                                                   7,925                7,085
Loans held for sale                                                          4,279                3,680

Loans                                                                      844,067              820,104
    Less allowance for loan losses                                           9,425                8,788
                                                                      -------------        -------------
               Net loans                                                   834,642              811,316

Other real estate owned                                                      4,549                5,924
Accrued interest receivable                                                  4,463                5,003
Premises and equipment, net                                                 13,232               12,609
Intangible assets                                                            5,784                5,792
Other assets                                                                16,009               16,299
                                                                      -------------        -------------
               Total assets                                            $   958,195         $    926,823
                                                                      =============        =============

                                     Liabilities and Stockholders' Equity

Deposits                                                               $   728,639         $    714,892
Short-term borrowings                                                       24,778               18,371
Escrow deposits                                                                654                  522
Accrued interest payable                                                       591                  588
Accrued expenses and other liabilities                                       5,163                3,743
Long-term obligations                                                      133,528              123,530
                                                                      -------------        -------------
               Total liabilities                                           893,353              861,646
                                                                      -------------        -------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
       no shares issued and outstanding                                         --                   --
    Common stock, $1 par value: 14,000 shares authorized,
       6,580 and 6,554 shares issued and outstanding at
       March 31, 2008 and December 31, 2007, respectively                    6,580                6,554
    Additional paid-in capital                                               3,408                3,240
    Accumulated other comprehensive income (loss)                               60                  (36)
    Retained earnings                                                       54,794               55,419
                                                                      -------------        -------------
               Total stockholders' equity                                   64,842               65,177
                                                                      -------------        -------------
               Total liabilities and stockholders' equity              $   958,195         $    926,823
                                                                      =============        =============

Book value per common share                                            $      9.85         $       9.94
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* Derived from audited consolidated financial statements.


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                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                Consolidated Statements of Operations (Unaudited)

                                                                     Three Months Ended
                                                                          March 31,
(In thousands, except per share data)                             2008                2007
                                                           -----------------   -----------------
Interest and dividend income:
    Loans                                                   $    14,547         $    14,798
    Securities                                                      609                 509
    Other                                                            34                  65
    Dividends on FHLB stock                                         106                  94
                                                           -------------       -------------
                Total interest and dividend income               15,296              15,466
                                                           -------------       -------------

Interest expense:
    Deposits                                                      7,355               6,766
    Short-term borrowings                                           174                 244
    Long-term obligations                                         1,476               1,271
                                                           -------------       -------------
                Total interest expense                            9,005               8,281
                                                           -------------       -------------

Net interest income                                               6,291               7,185
Provision for loan losses                                           855                 300
                                                           -------------       -------------
                Net interest income after
                  provision for loan losses                       5,436               6,885
                                                           -------------       -------------

Noninterest income:
    Gain on sale of loans                                           476                 293
    Service charges and fees on loans                               125                 110
    Deposit-related fees                                            549                 498
    Gain on disposal of premises and equipment                        3                 275
    Earnings on bank-owned life insurance                            89                  92
    Other income, net                                                62                  59
                                                           -------------       -------------
                Total noninterest income                          1,304               1,327
                                                           -------------       -------------

Noninterest expense:
    Compensation and fringe benefits                              3,259               3,105
    Occupancy and equipment                                       1,028                 960
    Professional and consulting fees                                238                 177
    Advertising                                                     142                 143
    Other                                                           962                 527
                                                           -------------       -------------
                Total noninterest expense                         5,629               4,912
                                                           -------------       -------------

Income before income taxes                                        1,111               3,300
Income tax expense                                                  359               1,197
                                                           -------------       -------------
                Net income                                  $       752         $     2,103
                                                           =============       =============

Net income per common share:
    Basic                                                   $      0.11         $      0.32
    Diluted                                                 $      0.11         $      0.32

Weighted average common shares outstanding:
    Basic                                                         6,567               6,515
    Diluted                                                       6,610               6,639

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


COOPERATIVE BANKSHARES, INC.
AVERAGE BALANCES
                                                                   For the Quarter Ended
                                           ------------------------------------------------------------------------

(Dollars in thousands)                               March 31, 2008                       March 31, 2007
                                           -----------------------------------  -----------------------------------
                                                                     Average                             Average
                                            Average                  Yield/      Average                  Yield/
                                            Balance     Interest      Cost       Balance     Interest      Cost
                                           ----------- -----------  ----------  ----------  ----------- -----------
ASSETS
Interest-earning assets:
    Interest-bearing deposits in
      other banks                           $   3,826   $      34       3.55%    $  4,860    $      65       5.35%
    Securities:
      Available for sale                       43,014         552       5.13%      42,878          490       4.57%
      Held to maturity                          4,490          57       5.08%       1,713           19       4.44%
    FHLB stock                                  7,114         106       5.96%       6,454           94       5.83%
    All loans                                 831,988      14,547       6.99%     765,090       14,798       7.74%
                                           ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-earning assets         890,432      15,296       6.87%     820,995       15,466       7.54%
                                                       -----------                          -----------
Noninterest-earning assets                     44,525                              33,265
                                           -----------                          ----------
Total assets                                $ 934,957                            $854,260
                                           ===========                          ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
    Deposits                                $ 678,823       7,355       4.33%    $616,493        6,766       4.39%
    Borrowed funds                            141,236       1,650       4.67%     128,902        1,515       4.70%
                                           ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-bearing liabilities    820,059       9,005       4.39%     745,395        8,281       4.44%
                                                       -----------                          -----------
Noninterest-bearing liabilities                49,308                              49,705
                                           -----------                          ----------
        Total liabilities                     869,367                             795,100
        Stockholders' equity                   65,590                              59,160
                                           -----------                          ----------
Total liabilities and stockholders' equity  $ 934,957                            $854,260
                                           ===========                          ==========

Net interest income                                     $   6,291                            $   7,185
                                                       ===========                          ===========

Interest rate spread                                                    2.48%                                3.10%
                                                                    ==========                          ===========

Net yield on interest-earning assets                                    2.83%                                3.50%
                                                                    ==========                          ===========

Percentage of average interest-earning
    assets to average interest-bearing
    liabilities                                                        108.6%                               110.1%
                                                                    ==========                          ===========
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